Contravisory Strategic Equity Fund

Supplement dated January 24, 2013 to the
Statement of Additional Information (“SAI”) dated April 30, 2012

Effective immediately, the section titled, “Options, Futures and Other Strategies” on pages 9 through 11 of the SAI is hereby deleted.

Effective immediately, the third paragraph under the heading titled, “Portfolio Holdings Information” on page 18 of the SAI is hereby replaced with the following language:

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  Portfolio holdings information may be separately provide to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC.

Please retain this Supplement with the SAI.
The date of this Supplement is January 24, 2013.